UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8–K

Current Report Pursuant
to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2004

Brooks Automation, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25434	04-3040660

(Commission File Number)	(I. R. S. Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of Principal Executive Offices)	(Zip Code)

(978) 262 2400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On December 28, 2004, Brooks Automation, Inc. (the “Company”) issued a press release announcing that it has accelerated the vesting of certain unvested options awarded to employees, officers and other eligible participants under the Company’s various stock option plans other than its 1993 Non-Employee Director Stock Option Plan. The affected options are those which had exercise prices greater than approximately $24 per share. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
99.1	Press release dated December 28, 2004 of Brooks Automation, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2004	BROOKS AUTOMATION, INC.
	By:	/s/ Robert W. Woodbury, Jr.
Robert W. Woodbury, Jr., Senior Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated December 28, 2004 of Brooks Automation, Inc.